UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   June 8, 2011
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                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                This Report Contains 4 Pages.
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

Item 2.02 Results of Operations and Financial Condition.

J. W. Mays, Inc. issued a press release on June 8, 2011, reporting its financial results for the three and nine months ended April 30, 2011. The press release reported revenues for the three and nine-month periods ended April 30, 2011, and net income for the three and nine-month periods ended April 30, 2011, and provided a comparison for revenues and net income to the three and nine-month periods ended April 30, 2011.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).




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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ---------------------------
                                                           (Registrant)



Dated:    June 9, 2011                               By:  Mark Greenblatt
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                                                    Mark Greenblatt
                                                    Executive Vice President
                                                    Principal Financial Officer


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
Press Release
                                                                  Exhibit 99(i)


                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
            FOR THREE MONTHS AND NINE MONTHS ENDED APRIL 30, 2011


J. W. Mays, Inc. today reported its financial results for the three and nine months ended April 30, 2011.

Revenues from Continuing Operations for the three months ended April 30, 2011, were $3,794,152 compared to revenues of $3,763,617 in the comparable 2010 three-month period, while revenues from Continuing Operations for the nine months ended April 30, 2011, were $11,109,373 compared to revenues of $11,141,691 in the comparable 2010 nine-month period.

Net income from Continuing Operations for the three months ended April 30, 2011, was $213,627, or $.11 per share, compared to net income from Continuing Operations of $61,454, or $.03 per share, in the comparable 2010 three-month period. Net income from Continuing Operations for the nine months ended April 30, 2011, was $382,968, or $.19 per share, compared to net income from Continuing Operations of $500,791, or $.25 per share, in the comparable 2010 nine-month period.

Net loss from Discontinued Operations for the three months ended April 30, 2011, was ($10,411), or ($.00)per share, compared to a net loss from Discontinued Operations of ($15,026), or ($.01) per share, in the comparable 2010 three-month period.

Net loss from Discontinued Operations for the nine months ended April 30, 2011, was ($187,771), or ($.09) per share, compared to a net loss of ($37,260), or ($.02) per share, in the comparable 2010 nine-month period.

Net income for the three months ended April 30, 2011 was $203,216, or $.11 per share, compared to net income of $46,428, or $.02 per share, in the comparable 2010 three-month period.

Net income for the nine months ended April 30, 2011, was $195,197, or $.10 per share, compared to net income of $463,531, or $.23 per share, in the comparable 2010 nine-month period.


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Dated:    June 8, 2011

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